UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

DARLING INGREDIENTS INC.

(Name of Registrant as specified in its charter)

NOT APPLICABLE

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You invested in DARLING INGREDIENTS INC. and it•s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 07, 2024.
Get informed before you vote
View the Notice & Proxy Statement, Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 23, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
Smartphone users Vote Virtually at the Meeting*
Point your camera here and May 07, 2024
10:00 AM CDT
vote without entering a
~Inumber Virtually at: www.virtualshareholdermeeting.com/DAR2024
*If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT DARLING INGREDIENTS INC.
2024 Annual Meeting
This is an overview of the proposals being presented at the Vote by May 06, 2024 upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. 11:59 PM ET
Board Voting Items Recommends
To elect as directors of the Company the ten nominees named in the accompanying proxy statement to serve until 1. the next annual meeting of stockholders;
Nominees:
1a. Randall C. Stuewe 0 For 1 b. Charles Adair 0 For
1c. Beth Albright 0 For 1d. Larry A. Barden 0 For 1e. Celeste A. Clark 0 For 1f. Linda Goodspeed 0 For 1g. Enderson Guimaraes 0 For 1 h. Gary W. Mize 0 For 1 i. Michael E. Rescoe 0 For 1j. Kurt Stoffel 0 For
2. Proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for
0 For the fiscal year ending December 28, 2024;
3. Advisory vote to approve, on an advisory basis, executive compensation; 0 For
4A. Vote to approve amendments to the Company’s Restated Certificate of Incorporation (the II Charter II) to include
0 For officer exculpation; and
4B. Vote to approve amendments to the Company’s Charter to clarify, streamline and modernize the Charter. 0 For
NOTE: Such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof in accordance with the provisions of the Company’s bylaws.